EXHIBIT 1

                    AGREEMENT OF JOINT FILING


          Pursuant to Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of January 27, 1995.

                         DICKSTEIN & CO., L.P.

                         By:  Alan Cooper, as Vice President
                              of Dickstein Partners Inc., the
                              general partner of Dickstein
                              Partners, L.P., the general partner
                              of Dickstein & Co., L.P.

                         /s/ Alan Cooper
                         Name:  Alan Cooper

                         DICKSTEIN FOCUS FUND L.P.

                         By:  Alan Cooper, as Vice President
                              of Dickstein Partners Inc.,
                              the general partner of Dickstein
                              Partners, L.P., the general
                              partner of Dickstein Focus
                              Fund L.P.

                          /s/ Alan Cooper
                          Name:  Alan Cooper


                         DICKSTEIN INTERNATIONAL LIMITED

                         By:  Alan Cooper, as Vice President of
                              Dickstein Partners Inc., the agent
                              of Dickstein International Limited

                         /s/ Alan Cooper
                         Name:  Alan Cooper

                         DICKSTEIN PARTNERS, L.P.

                         By:  Alan Cooper, as Vice President of
                              Dickstein Partners Inc., the
                              general partner of Dickstein
                              Partners, L.P.

                        /s/ Alan Cooper
                        Name:  Alan Cooper

                         DICKSTEIN PARTNERS INC.

                         By:  Alan Cooper, as Vice President

                         /s/ Alan Cooper
                         Name:  Alan Cooper

                         /s/ Mark Dickstein
                         Mark Dickstein